SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 4, 2003

Date of report (Date of earliest event reported)

DELIA*S CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25347	13-3963754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

435 Hudson Street, New York, New York 10014
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 807-9060

Former name or former address, if changed since last report)

Item 5.                Other Events and Required FD Disclosure.

On June 4, 2003, dELiA*s Corp. (“dELiA*s” or the “Company”) issued a press release announcing the Company’s earnings for the first quarter ended May 3, 2003.  A copy of the press release is included herein as Exhibit 99.1.

Item 7.                Exhibits.

The following exhibits are filed herewith:

Exhibit 99.1 –                Press Release of dELiA*s Corp. dated June 4, 2003

Item 9.                Regulation FD Disclosure

The following information is intended to be furnished under Item 12, “Results of Operation and Financial Condition” and is being furnished under Item 9, “Regulation FD Disclosure” pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.  On June 4, 2003, the Company issued a press release announcing the Company’s earnings for the first quarter ended May 3, 2003. A copy of the press release is included herein as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s Corp.

Date:	June 4, 2003	By:	/s/ Stephen I. Kahn
Name: Stephen I. Kahn
Title: Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release of dELiA*s Corp. dated June 4, 2003